Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)
First Quarter 2019

__________

(1)
The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended March 31, 2019 once it is filed with the Securities and Exchange Commission.

(2)
This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2019 Q1 vs.
(Dollars in millions, except per share data and as noted)	2019	2018	2018	2018	2018	2018	2018
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Income Statement
Net interest income	$5,791	$5,820	$5,786	$5,551	$5,718	—	1%
Non-interest income	1,292	1,193	1,176	1,641	1,191	8%	8
Total net revenue(1)	7,083	7,013	6,962	7,192	6,909	1	3
Provision for credit losses	1,693	1,638	1,268	1,276	1,674	3	1
Non-interest expense:
Marketing	517	831	504	425	414	(38)	25
Operating expenses	3,154	3,301	3,269	2,999	3,159	(4)	—
Total non-interest expense	3,671	4,132	3,773	3,424	3,573	(11)	3
Income from continuing operations before income taxes	1,719	1,243	1,921	2,492	1,662	38	3
Income tax provision (benefit)	309	(21)	420	575	319	**	(3)
Income from continuing operations, net of tax	1,410	1,264	1,501	1,917	1,343	12	5
Income (loss) from discontinued operations, net of tax	2	(3)	1	(11)	3	**	(33)
Net income	1,412	1,261	1,502	1,906	1,346	12	5
Dividends and undistributed earnings allocated to participating securities(2)	(12)	(9)	(9)	(12)	(10)	33	20
Preferred stock dividends	(52)	(80)	(53)	(80)	(52)	(35)	—
Net income available to common stockholders	$1,348	$1,172	$1,440	$1,814	$1,284	15	5
Common Share Statistics
Basic earnings per common share:(2)
Net income from continuing operations	$2.87	$2.50	$3.01	$3.76	$2.63	15%	9%
Income (loss) from discontinued operations	—	(0.01)	—	(0.02)	0.01	**	**
Net income per basic common share	$2.87	$2.49	$3.01	$3.74	$2.64	15	9
Diluted earnings per common share:(2)
Net income from continuing operations	$2.86	$2.49	$2.99	$3.73	$2.61	15	10
Income (loss) from discontinued operations	—	(0.01)	—	(0.02)	0.01	**	**
Net income per diluted common share	$2.86	$2.48	$2.99	$3.71	$2.62	15	9
Weighted-average common shares outstanding (in millions):
Basic	469.4	470.0	477.8	485.1	486.9	—	(4)
Diluted	471.6	472.7	480.9	488.3	490.8	—	(4)
Common shares outstanding (period-end, in millions)	469.6	467.7	473.7	478.4	485.9	—	(3)
Dividends declared and paid per common share	$0.40	$0.40	$0.40	$0.40	$0.40	—	—
Tangible book value per common share (period-end)(3)	72.86	69.20	66.15	63.86	61.29	5	19

						2019 Q1 vs.
(Dollars in millions)	2019	2018	2018	2018	2018	2018	2018
	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Balance Sheet (Period-End)
Loans held for investment	$240,273	$245,899	$238,761	$236,124	$248,256	(2)%	(3)%
Interest-earning assets	340,071	341,293	331,293	332,167	332,251	—	2
Total assets	373,191	372,538	362,909	363,989	362,857	—	3
Interest-bearing deposits	230,199	226,281	222,356	222,605	224,671	2	2
Total deposits	255,107	249,764	247,195	248,225	250,847	2	2
Borrowings	50,358	58,905	52,205	53,310	50,693	(15)	(1)
Common equity	49,120	47,307	46,277	45,566	44,842	4	10
Total stockholders’ equity	53,481	51,668	50,638	49,926	49,203	4	9
Balance Sheet (Average Balances)
Loans held for investment	$241,959	$241,371	$236,766	$240,758	$249,726	—	(3)%
Interest-earning assets	337,793	334,714	330,272	333,495	330,183	1%	2
Total assets	370,394	365,243	360,937	363,929	362,049	1	2
Interest-bearing deposits	227,572	222,827	221,431	223,079	219,670	2	4
Total deposits	251,410	247,663	246,720	248,790	245,270	2	3
Borrowings	53,055	53,994	51,684	52,333	54,588	(2)	(3)
Common equity	48,359	46,753	46,407	45,466	44,670	3	8
Total stockholders’ equity	52,720	51,114	50,768	49,827	49,031	3	8

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2019 Q1 vs.
(Dollars in millions, except as noted)	2019	2018	2018	2018	2018	2018		2018
	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Performance Metrics
Net interest income growth (period over period)	—	1%	4%	(3)%	(2)%	**		**
Non-interest income growth (period over period)	8%	1	(28)	38	(1)	**		**
Total net revenue growth (period over period)	1	1	(3)	4	(1)	**		**
Total net revenue margin(4)	8.39	8.38	8.43	8.63	8.37	1	bps	2	bps
Net interest margin(5)	6.86	6.96	7.01	6.66	6.93	(10)		(7)
Return on average assets	1.52	1.38	1.66	2.11	1.48	14		4
Return on average tangible assets(6)	1.59	1.44	1.74	2.20	1.55	15		4
Return on average common equity(7)	11.13	10.05	12.40	16.06	11.47	108		(34)
Return on average tangible common equity(8)	16.11	14.78	18.32	23.99	17.32	133		(121)
Non-interest expense as a percentage of average loans held for investment	6.07	6.85	6.37	5.69	5.72	(78)		35
Efficiency ratio(9)	51.83	58.92	54.19	47.61	51.72	(7)%		—
Operating efficiency ratio(10)	44.53	47.07	46.95	41.70	45.72	(3)		(1)%
Effective income tax rate for continuing operations	18.0	(1.7)	21.9	23.1	19.2	20		(1)
Employees (in thousands), period-end	48.8	47.6	47.6	47.8	47.9	3		2
Credit Quality Metrics
Allowance for loan and lease losses	$7,313	$7,220	$7,219	$7,368	$7,567	1%		(3)%
Allowance as a percentage of loans held for investment	3.04%	2.94%	3.02%	3.12%	3.05%	10	bps	(1	)bps
Net charge-offs	$1,599	$1,610	$1,425	$1,459	$1,618	(1)%		(1)%
Net charge-off rate(11)	2.64%	2.67%	2.41%	2.42%	2.59%	(3	)bps	5	bps
30+ day performing delinquency rate	3.23	3.62	3.28	2.88	2.72	(39)		51
30+ day delinquency rate	3.40	3.84	3.48	3.05	2.91	(44)		49
Capital Ratios(12)
Common equity Tier 1 capital	11.9%	11.2%	11.2%	11.1%	10.5%	70	bps	140	bps
Tier 1 capital	13.4	12.7	12.8	12.6	12.0	70		140
Total capital	15.8	15.1	15.2	15.1	14.5	70		130
Tier 1 leverage	11.0	10.7	10.6	10.3	10.1	30		90
Tangible common equity (“TCE”)(13)	9.6	9.1	9.0	8.8	8.6	50		100

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2019 Q1 vs.
	2019	2018	2018	2018	2018	2018	2018
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Interest income:
Loans, including loans held for sale	$6,368	$6,358	$6,247	$5,989	$6,134	—	4%
Investment securities	655	627	593	539	452	4%	45
Other	69	63	55	68	51	10	35
Total interest income	7,092	7,048	6,895	6,596	6,637	1	7
Interest expense:
Deposits	817	756	681	622	539	8	52
Securitized debt obligations	143	138	127	124	107	4	34
Senior and subordinated notes	314	297	288	289	251	6	25
Other borrowings	27	37	13	10	22	(27)	23
Total interest expense	1,301	1,228	1,109	1,045	919	6	42
Net interest income	5,791	5,820	5,786	5,551	5,718	—	1
Provision for credit losses	1,693	1,638	1,268	1,276	1,674	3	1
Net interest income after provision for credit losses	4,098	4,182	4,518	4,275	4,044	(2)	1
Non-interest income:
Interchange fees, net	758	743	714	723	643	2	18
Service charges and other customer-related fees	353	352	410	391	432	—	(18)
Net securities gains (losses)	24	(20)	(196)	(1)	8	**	200
Other	157	118	248	528	108	33	45
Total non-interest income	1,292	1,193	1,176	1,641	1,191	8	8
Non-interest expense:
Salaries and associate benefits	1,573	1,345	1,432	1,430	1,520	17	3
Occupancy and equipment	493	610	515	503	490	(19)	1
Marketing	517	831	504	425	414	(38)	25
Professional services	291	426	275	234	210	(32)	39
Communications and data processing	303	326	311	317	306	(7)	(1)
Amortization of intangibles	30	43	44	43	44	(30)	(32)
Other	464	551	692	472	589	(16)	(21)
Total non-interest expense	3,671	4,132	3,773	3,424	3,573	(11)	3
Income from continuing operations before income taxes	1,719	1,243	1,921	2,492	1,662	38	3
Income tax provision (benefit)	309	(21)	420	575	319	**	(3)
Income from continuing operations, net of tax	1,410	1,264	1,501	1,917	1,343	12	5
Income (loss) from discontinued operations, net of tax	2	(3)	1	(11)	3	**	(33)
Net income	1,412	1,261	1,502	1,906	1,346	12	5
Dividends and undistributed earnings allocated to participating securities(2)	(12)	(9)	(9)	(12)	(10)	33	20
Preferred stock dividends	(52)	(80)	(53)	(80)	(52)	(35)	—
Net income available to common stockholders	$1,348	$1,172	$1,440	$1,814	$1,284	15	5

						2019 Q1 vs.
	2019	2018	2018	2018	2018	2018	2018
(Dollars in millions, except per share data and as noted)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Basic earnings per common share:(2)
Net income from continuing operations	$2.87	$2.50	$3.01	$3.76	$2.63	15%	9%
Income (loss) from discontinued operations	—	(0.01)	—	(0.02)	0.01	**	**
Net income per basic common share	$2.87	$2.49	$3.01	$3.74	$2.64	15	9
Diluted earnings per common share:(2)
Net income from continuing operations	$2.86	$2.49	$2.99	$3.73	$2.61	15	10
Income (loss) from discontinued operations	—	(0.01)	—	(0.02)	0.01	**	**
Net income per diluted common share	$2.86	$2.48	$2.99	$3.71	$2.62	15	9
Weighted-average common shares outstanding (in millions):
Basic common shares	469.4	470.0	477.8	485.1	486.9	—	(4)
Diluted common shares	471.6	472.7	480.9	488.3	490.8	—	(4)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2019 Q1 vs.
	2019	2018	2018	2018	2018	2018	2018
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,572	$4,768	$4,547	$4,499	$4,220	(4)%	8%
Interest-bearing deposits and other short-term investments	12,897	8,418	6,335	7,774	9,788	53	32
Total cash and cash equivalents	17,469	13,186	10,882	12,273	14,008	32	25
Restricted cash for securitization investors	1,969	303	746	1,023	309	**	**
Investment securities:
Securities available for sale	45,888	46,150	47,384	50,691	47,155	(1)	(3)
Securities held to maturity	36,503	36,771	34,631	33,464	23,075	(1)	58
Total investment securities	82,391	82,921	82,015	84,155	70,230	(1)	17
Loans held for investment:
Unsecuritized loans held for investment	208,591	211,702	204,796	201,222	213,313	(1)	(2)
Loans held in consolidated trusts	31,682	34,197	33,965	34,902	34,943	(7)	(9)
Total loans held for investment	240,273	245,899	238,761	236,124	248,256	(2)	(3)
Allowance for loan and lease losses	(7,313)	(7,220)	(7,219)	(7,368)	(7,567)	1	(3)
Net loans held for investment	232,960	238,679	231,542	228,756	240,689	(2)	(3)
Loans held for sale, at lower of cost or fair value	905	1,192	1,402	1,480	1,498	(24)	(40)
Premises and equipment, net	4,205	4,191	4,149	4,095	4,055	—	4
Interest receivable	1,615	1,614	1,518	1,493	1,496	—	8
Goodwill	14,546	14,544	14,513	14,531	14,536	—	—
Other assets	17,131	15,908	16,142	16,183	16,036	8	7
Total assets	$373,191	$372,538	$362,909	$363,989	$362,857	—	3

						2019 Q1 vs.
	2019	2018	2018	2018	2018	2018	2018
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Liabilities:
Interest payable	$382	$458	$391	$450	$353	(17)%	8%
Deposits:
Non-interest-bearing deposits	24,908	23,483	24,839	25,620	26,176	6	(5)
Interest-bearing deposits	230,199	226,281	222,356	222,605	224,671	2	2
Total deposits	255,107	249,764	247,195	248,225	250,847	2	2
Securitized debt obligations	19,273	18,307	18,649	19,649	18,665	5	3
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	335	352	384	553	656	(5)	(49)
Senior and subordinated notes	30,645	30,826	31,291	32,920	31,051	(1)	(1)
Other borrowings	105	9,420	1,881	188	321	(99)	(67)
Total other debt	31,085	40,598	33,556	33,661	32,028	(23)	(3)
Other liabilities	13,863	11,743	12,480	12,078	11,761	18	18
Total liabilities	319,710	320,870	312,271	314,063	313,654	—	2

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	32,160	32,040	31,978	31,868	31,779	—	1
Retained earnings	37,030	35,875	34,883	33,626	31,996	3	16
Accumulated other comprehensive loss	(660)	(1,263)	(1,877)	(1,793)	(1,599)	(48)	(59)
Treasury stock, at cost	(15,056)	(14,991)	(14,353)	(13,782)	(12,980)	—	16
Total stockholders’ equity	53,481	51,668	50,638	49,926	49,203	4	9
Total liabilities and stockholders’ equity	$373,191	$372,538	$362,909	$363,989	$362,857	—	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)
Total net revenue was reduced by $376 million in Q1 2019, $391 million in Q4 2018, $305 million in Q3 2018, $309 million in Q2 2018 and $335 million in Q1 2018 for the estimated uncollectible amount of billed finance charges and fees and related losses.

(2)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(3)
Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(4)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(5)	Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(6)
Return on average tangible assets is a non-GAAP measure calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(7)
Return on average common equity is calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.

(8)
Return on average tangible common equity (“ROTCE”) is a non-GAAP measure calculated based on annualized (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of ROTCE may not be comparable to similarly-titled measures reported by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

(9)
Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(10)
Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.

(11)	Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(12)
Capital ratios as of the end of Q1 2019 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.

(13)
TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2019 Q1			2018 Q4			2018 Q1
	Average Balance	Interest Income/Expense	Yield/Rate	Average Balance	Interest Income/Expense	Yield/Rate	Average Balance	Interest Income/Expense	Yield/Rate
(Dollars in millions, except as noted)
Interest-earning assets:
Loans, including loans held for sale	$242,929	$6,368	10.49%	$242,534	$6,358	10.49%	$250,906	$6,134	9.78%
Investment securities	83,679	655	3.13	83,391	627	3.01	69,576	452	2.60
Cash equivalents and other	11,185	69	2.47	8,789	63	2.87	9,701	51	2.10
Total interest-earning assets	$337,793	$7,092	8.40	$334,714	$7,048	8.42	$330,183	$6,637	8.04
Interest-bearing liabilities:
Interest-bearing deposits	$227,572	$817	1.44	$222,827	$756	1.36	$219,670	$539	0.98
Securitized debt obligations	18,747	143	3.05	18,312	138	2.99	19,698	107	2.17
Senior and subordinated notes	30,836	314	4.07	30,831	297	3.86	30,430	251	3.30
Other borrowings and liabilities	4,684	27	2.34	6,123	37	2.43	6,849	22	1.28
Total interest-bearing liabilities	$281,839	$1,301	1.85	$278,093	$1,228	1.77	$276,647	$919	1.33
Net interest income/spread		$5,791	6.55		$5,820	6.65		$5,718	6.71
Impact of non-interest-bearing funding			0.31			0.31			0.22
Net interest margin			6.86%			6.96%			6.93%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2019 Q1 vs.
(Dollars in millions, except as noted)	2019 Q1	2018 Q4	2018 Q3	2018 Q2	2018 Q1	2018 Q4	2018 Q1
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$101,052	$107,350	$101,564	$100,714	$98,535	(6)%	3%
International card businesses	8,784	9,011	9,121	9,063	9,041	(3)	(3)
Total credit card	109,836	116,361	110,685	109,777	107,576	(6)	2
Consumer banking:
Auto	56,444	56,341	56,422	55,781	54,811	—	3
Home loan(1)	—	—	—	—	16,630	**	**
Retail banking	2,804	2,864	2,907	2,946	3,233	(2)	(13)
Total consumer banking	59,248	59,205	59,329	58,727	74,674	—	(21)
Commercial banking:
Commercial and multifamily real estate	28,984	28,899	29,064	28,292	27,360	—	6
Commercial and industrial	42,197	41,091	39,325	38,948	38,208	3	10
Total commercial lending	71,181	69,990	68,389	67,240	65,568	2	9
Small-ticket commercial real estate	8	343	358	369	385	(98)	(98)
Total commercial banking	71,189	70,333	68,747	67,609	65,953	1	8
Other loans	—	—	—	11	53	**	**
Total loans held for investment	$240,273	$245,899	$238,761	$236,124	$248,256	(2)	(3)
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$102,667	$103,391	$100,566	$98,895	$100,450	(1)%	2%
International card businesses	8,789	8,958	8,944	8,998	9,052	(2)	(3)
Total credit card	111,456	112,349	109,510	107,893	109,502	(1)	2
Consumer banking:
Auto	56,234	56,469	56,297	55,298	54,344	—	3
Home loan(1)	—	—	—	8,098	17,224	**	**
Retail banking	2,831	2,873	2,923	3,084	3,429	(1)	(17)
Total consumer banking	59,065	59,342	59,220	66,480	74,997	—	(21)
Commercial banking:
Commercial and multifamily real estate	29,034	28,855	28,354	27,302	26,542	1	9
Commercial and industrial	42,132	40,476	39,318	38,686	38,246	4	10
Total commercial lending	71,166	69,331	67,672	65,988	64,788	3	10
Small-ticket commercial real estate	272	349	364	376	393	(22)	(31)
Total commercial banking	71,438	69,680	68,036	66,364	65,181	3	10
Other loans	—	—	—	21	46	**	**
Total average loans held for investment	$241,959	$241,371	$236,766	$240,758	$249,726	—	(3)

						2019 Q1 vs.
	2019 Q1	2018 Q4	2018 Q3	2018 Q2	2018 Q1	2018 Q4		2018 Q1
Net Charge-Off (Recovery) Rates
Credit card:
Domestic credit card(2)	5.04%	4.64%	4.35%	4.72%	5.26%	40	bps	(22	)bps
International card businesses	3.20	4.22	1.92	4.14	2.49	(102)		71
Total credit card(2)	4.90	4.61	4.15	4.67	5.03	29		(13)
Consumer banking:
Auto	1.44	1.98	1.73	1.32	1.53	(54)		(9)
Home loan(1)	—	—	—	—	(0.03)	**		**
Retail banking	2.56	2.56	2.62	2.07	1.89	—		67
Total consumer banking	1.49	2.01	1.77	1.19	1.19	(52)		30
Commercial banking:
Commercial and multifamily real estate	—	(0.01)	0.04	—	—	1		—
Commercial and industrial	0.13	0.17	0.25	(0.07)	0.20	(4)		(7)
Total commercial lending	0.08	0.10	0.16	(0.04)	0.12	(2)		(4)
Small-ticket commercial real estate	0.23	0.13	0.56	(0.40)	(0.18)	10		41
Total commercial banking	0.08	0.10	0.16	(0.04)	0.11	(2)		(3)
Total net charge-offs	2.64	2.67	2.41	2.42	2.59	(3)		5
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	3.72%	4.04%	3.80%	3.32%	3.57%	(32	)bps	15	bps
International card businesses	3.61	3.52	3.55	3.39	3.62	9		(1)
Total credit card	3.71	4.00	3.78	3.32	3.58	(29)		13
Consumer banking:
Auto	5.78	6.95	6.27	5.57	5.15	(117)		63
Home loan(1)	—	—	—	—	0.20	**		**
Retail banking	0.84	1.01	0.80	0.84	0.75	(17)		9
Total consumer banking	5.55	6.67	6.01	5.33	3.86	(112)		169
Nonperforming Loans and Nonperforming Assets Rates(3)(4)
Credit card:
International card businesses	0.26%	0.25%	0.22%	0.22%	0.25%	1	bps	1	bps
Total credit card	0.02	0.02	0.02	0.02	0.02	—		—
Consumer banking:
Auto	0.57	0.80	0.70	0.55	0.50	(23)		7
Home loan(1)	—	—	—	—	0.86	**		**
Retail banking	1.10	1.04	1.13	1.15	1.04	6		6
Total consumer banking	0.59	0.81	0.72	0.58	0.61	(22)		(2)
Commercial banking:
Commercial and multifamily real estate	0.24	0.29	0.13	0.01	0.01	(5)		23
Commercial and industrial	0.71	0.54	0.55	0.57	0.78	17		(7)
Total commercial lending	0.52	0.44	0.37	0.33	0.46	8		6
Small-ticket commercial real estate	**	1.80	1.65	1.18	1.46	**		**
Total commercial banking	0.53	0.44	0.38	0.34	0.47	9		6
Total nonperforming loans	0.31	0.33	0.30	0.25	0.32	(2)		(1)
Total nonperforming assets	0.33	0.35	0.33	0.30	0.35	(2)		(2)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Loan and Lease Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended March 31, 2019
	Credit Card			Consumer Banking
(Dollars in millions)	Domestic Card	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for loan and lease losses:
Balance as of December 31, 2018	$5,144	$391	$5,535	$990	$58	$1,048	$637	$7,220
Charge-offs	(1,652)	(130)	(1,782)	(449)	(22)	(471)	(20)	(2,273)
Recoveries	358	60	418	246	4	250	6	674
Net charge-offs	(1,294)	(70)	(1,364)	(203)	(18)	(221)	(14)	(1,599)
Provision for loan and lease losses	1,291	98	1,389	215	20	235	60	1,684
Allowance build (release) for loan and lease losses	(3)	28	25	12	2	14	46	85
Other changes(5)	—	8	8	—	—	—	—	8
Balance as of March 31, 2019	5,141	427	5,568	1,002	60	1,062	683	7,313
Reserve for unfunded lending commitments:
Balance as of December 31, 2018	—	—	—	—	4	4	118	122
Provision for losses on unfunded lending commitments	—	—	—	—	—	—	9	9
Balance as of March 31, 2019	—	—	—	—	4	4	127	131
Combined allowance and reserve as of March 31, 2019	$5,141	$427	$5,568	$1,002	$64	$1,066	$810	$7,444

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended March 31, 2019
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,590	$1,679	$489	$33	$5,791
Non-interest income (loss)	950	160	187	(5)	1,292
Total net revenue	4,540	1,839	676	28	7,083
Provision for credit losses	1,389	235	69	—	1,693
Non-interest expense	2,171	994	417	89	3,671
Income (loss) from continuing operations before income taxes	980	610	190	(61)	1,719
Income tax provision (benefit)	229	142	44	(106)	309
Income from continuing operations, net of tax	$751	$468	$146	$45	$1,410

	Three Months Ended December 31, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,617	$1,689	$508	$6	$5,820
Non-interest income (loss)	886	159	159	(11)	1,193
Total net revenue (loss)	4,503	1,848	667	(5)	7,013
Provision for credit losses	1,326	303	9	—	1,638
Non-interest expense	2,496	1,085	434	117	4,132
Income (loss) from continuing operations before income taxes	681	460	224	(122)	1,243
Income tax provision (benefit)	160	107	52	(340)	(21)
Income from continuing operations, net of tax	$521	$353	$172	$218	$1,264

	Three Months Ended March 31, 2018
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(6)(7)	Other(6)(7)	Total
Net interest income	$3,558	$1,615	$506	$39	$5,718
Non-interest income (loss)	857	174	187	(27)	1,191
Total net revenue	4,415	1,789	693	12	6,909
Provision (benefit) for credit losses	1,456	233	(14)	(1)	1,674
Non-interest expense	2,039	1,000	403	131	3,573
Income (loss) from continuing operations before income taxes	920	556	304	(118)	1,662
Income tax provision (benefit)	213	130	71	(95)	319
Income (loss) from continuing operations, net of tax	$707	$426	$233	$(23)	$1,343

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2019 Q1 vs.
	2019	2018	2018	2018	2018	2018		2018
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Credit Card
Earnings:
Net interest income	$3,590	$3,617	$3,596	$3,396	$3,558	(1)%		1%
Non-interest income	950	886	893	884	857	7		11
Total net revenue	4,540	4,503	4,489	4,280	4,415	1		3
Provision for credit losses	1,389	1,326	1,031	1,171	1,456	5		(5)
Non-interest expense	2,171	2,496	2,103	1,904	2,039	(13)		6
Income from continuing operations before income taxes	980	681	1,355	1,205	920	44		7
Income tax provision	229	160	315	282	213	43		8
Income from continuing operations, net of tax	$751	$521	$1,040	$923	$707	44		6
Selected performance metrics:
Period-end loans held for investment	$109,836	$116,361	$110,685	$109,777	$107,576	(6)		2
Average loans held for investment	111,456	112,349	109,510	107,893	109,502	(1)		2
Average yield on loans held for investment(8)	15.77%	15.63%	15.79%	15.06%	15.24%	14	bps	53	bps
Total net revenue margin(9)	16.29	16.03	16.40	15.87	16.13	26		16
Net charge-off rate(2)	4.90	4.61	4.15	4.67	5.03	29		(13)
30+ day performing delinquency rate	3.71	4.00	3.78	3.32	3.58	(29)		13
30+ day delinquency rate	3.72	4.01	3.80	3.33	3.59	(29)		13
Nonperforming loan rate(3)	0.02	0.02	0.02	0.02	0.02	—		—
Purchase volume(10)	$93,197	$105,696	$97,469	$97,392	$86,545	(12)%		8%

						2019 Q1 vs.
	2019	2018	2018	2018	2018	2018		2018
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Domestic Card
Earnings:
Net interest income	$3,273	$3,309	$3,280	$3,108	$3,229	(1)%		1%
Non-interest income	873	828	819	818	774	5		13
Total net revenue	4,146	4,137	4,099	3,926	4,003	—		4
Provision for credit losses	1,291	1,229	950	1,094	1,380	5		(6)
Non-interest expense	1,949	2,216	1,890	1,683	1,832	(12)		6
Income from continuing operations before income taxes	906	692	1,259	1,149	791	31		15
Income tax provision	211	162	293	268	184	30		15
Income from continuing operations, net of tax	$695	$530	$966	$881	$607	31		14
Selected performance metrics:
Period-end loans held for investment	$101,052	$107,350	$101,564	$100,714	$98,535	(6)		3
Average loans held for investment	102,667	103,391	100,566	98,895	100,450	(1)		2
Average yield on loans held for investment(8)	15.69%	15.58%	15.73%	15.05%	15.10%	11	bps	59	bps
Total net revenue margin(9)	16.15	16.01	16.30	15.88	15.94	14		21
Net charge-off rate(2)	5.04	4.64	4.35	4.72	5.26	40		(22)
30+ day delinquency rate	3.72	4.04	3.80	3.32	3.57	(32)		15
Purchase volume(10)	$85,738	$96,818	$89,205	$88,941	$79,194	(11)%		8%
Refreshed FICO scores:(11)
Greater than 660	66%	67%	67%	68%	66%	(1)		—
660 or below	34	33	33	32	34	1		—
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2019 Q1 vs.
	2019	2018	2018	2018	2018	2018		2018
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Consumer Banking
Earnings:
Net interest income	$1,679	$1,689	$1,636	$1,609	$1,615	(1)%		4%
Non-interest income	160	159	155	175	174	1		(8)
Total net revenue	1,839	1,848	1,791	1,784	1,789	—		3
Provision for credit losses	235	303	184	118	233	(22)		1
Non-interest expense	994	1,085	979	963	1,000	(8)		(1)
Income from continuing operations before income taxes	610	460	628	703	556	33		10
Income tax provision	142	107	146	164	130	33		9
Income from continuing operations, net of tax	$468	$353	$482	$539	$426	33		10
Selected performance metrics:
Period-end loans held for investment(1)	$59,248	$59,205	$59,329	$58,727	$74,674	—		(21)
Average loans held for investment(1)	59,065	59,342	59,220	66,480	74,997	—		(21)
Average yield on loans held for investment(8)	8.15%	8.14%	8.03%	7.32%	6.86%	1	bps	129	bps
Auto loan originations	$6,222	$5,932	$6,643	$6,994	$6,707	5%		(7)%
Period-end deposits	205,439	198,607	196,635	194,962	193,073	3		6
Average deposits	201,072	196,348	194,687	193,278	187,785	2		7
Average deposits interest rate	1.18%	1.10%	1.00%	0.88%	0.80%	8	bps	38	bps
Net charge-off rate	1.49	2.01	1.77	1.19	1.19	(52)		30
30+ day performing delinquency rate	5.55	6.67	6.01	5.33	3.86	(112)		169
30+ day delinquency rate	6.02	7.36	6.61	5.80	4.27	(134)		175
Nonperforming loan rate(3)	0.59	0.81	0.72	0.58	0.61	(22)		(2)
Nonperforming asset rate(4)	0.68	0.90	0.82	0.73	0.70	(22)		(2)
Auto—At origination FICO scores:(12)
Greater than 660	49%	50%	50%	50%	51%	(1)%		(2)%
621 - 660	19	19	19	19	18	—		1
620 or below	32	31	31	31	31	1		1
Total	100%	100%	100%	100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2019 Q1 vs.
	2019	2018	2018	2018	2018	2018		2018
(Dollars in millions, except as noted)	Q1	Q4	Q3	Q2	Q1	Q4		Q1
Commercial Banking
Earnings:
Net interest income	$489	$508	$513	$517	$506	(4)%		(3)%
Non-interest income	187	159	189	209	187	18		—
Total net revenue(6)(7)	676	667	702	726	693	1		(2)
Provision (benefit) for credit losses	69	9	54	34	(14)	**		**
Non-interest expense	417	434	408	409	403	(4)		3
Income from continuing operations before income taxes	190	224	240	283	304	(15)		(38)
Income tax provision	44	52	56	66	71	(15)		(38)
Income from continuing operations, net of tax	$146	$172	$184	$217	$233	(15)		(37)
Selected performance metrics:
Period-end loans held for investment	$71,189	$70,333	$68,747	$67,609	$65,953	1		8
Average loans held for investment	71,438	69,680	68,036	66,364	65,181	3		10
Average yield on loans held for investment(6)(8)	4.62%	4.67%	4.55%	4.43%	4.16%	(5	)bps	46	bps
Period-end deposits	$31,248	$29,480	$30,474	$31,078	$34,449	6%		(9)%
Average deposits	30,816	30,680	31,061	32,951	34,057	—		(10)
Average deposits interest rate	1.11%	0.95%	0.79%	0.65%	0.52%	16	bps	59	bps
Net charge-off (recovery) rate	0.08	0.10	0.16	(0.04)	0.11	(2)		(3)
Nonperforming loan rate(3)	0.53	0.44	0.38	0.34	0.47	9		6
Nonperforming asset rate(4)	0.53	0.45	0.41	0.37	0.49	8		4
Risk category:(13)
Noncriticized	$68,594	$68,043	$65,926	$64,923	$62,773	1%		9%
Criticized performing	2,094	1,848	2,204	2,088	2,432	13		(14)
Criticized nonperforming	378	312	259	229	309	21		22
PCI loans	123	130	358	369	439	(5)		(72)
Total commercial loans	$71,189	$70,333	$68,747	$67,609	$65,953	1		8
Risk category as a percentage of period-end loans held for investment:(13)
Noncriticized	96.4%	96.8%	95.9%	96.1%	95.1%	(40	)bps	130	bps
Criticized performing	2.9	2.6	3.2	3.1	3.7	30		(80)
Criticized nonperforming	0.5	0.4	0.4	0.3	0.5	10		—
PCI loans	0.2	0.2	0.5	0.5	0.7	—		(50)
Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2019 Q1 vs.
	2019	2018	2018	2018	2018	2018	2018
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1	Q4	Q1
Other
Earnings:
Net interest income	$33	$6	$41	$29	$39	**	(15)%
Non-interest income (loss)(1)	(5)	(11)	(61)	373	(27)	(55)%	(81)
Total net revenue (loss)(6)(7)	28	(5)	(20)	402	12	**	133
Benefit for credit losses	—	—	(1)	(47)	(1)	—	**
Non-interest expense(14)	89	117	283	148	131	(24)	(32)
Income (loss) from continuing operations before income taxes	(61)	(122)	(302)	301	(118)	(50)	(48)
Income tax provision (benefit)	(106)	(340)	(97)	63	(95)	(69)	12
Income (loss) from continuing operations, net of tax	$45	$218	$(205)	$238	$(23)	(79)	**
Selected performance metrics:
Period-end loans held for investment	—	—	—	$11	$53	—	**
Average loans held for investment	—	—	—	21	46	—	**
Period-end deposits	$18,420	$21,677	$20,086	22,185	23,325	(15)	(21)
Average deposits	19,522	20,635	20,972	22,561	23,428	(5)	(17)
Total
Earnings:
Net interest income	$5,791	$5,820	$5,786	$5,551	$5,718	—	1%
Non-interest income	1,292	1,193	1,176	1,641	1,191	8%	8
Total net revenue	7,083	7,013	6,962	7,192	6,909	1	3
Provision for credit losses	1,693	1,638	1,268	1,276	1,674	3	1
Non-interest expense	3,671	4,132	3,773	3,424	3,573	(11)	3
Income from continuing operations before income taxes	1,719	1,243	1,921	2,492	1,662	38	3
Income tax provision (benefit)	309	(21)	420	575	319	**	(3)
Income from continuing operations, net of tax	$1,410	$1,264	$1,501	$1,917	$1,343	12	5
Selected performance metrics:
Period-end loans held for investment	$240,273	$245,899	$238,761	$236,124	$248,256	(2)	(3)
Average loans held for investment	241,959	241,371	236,766	240,758	249,726	—	(3)
Period-end deposits	255,107	249,764	247,195	248,225	250,847	2	2
Average deposits	251,410	247,663	246,720	248,790	245,270	2	3

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Loan, Allowance and Business Segment Disclosures (Tables 7—13)

(1)	In 2018, we sold all of our consumer home loan portfolio and recognized a net gain of approximately $499 million in the Other category, including a benefit for credit losses of $46 million.

(2)
In August 2018, we accelerated charge-off recognition for certain domestic credit card accounts where the cardholder is deceased. This acceleration led to a one-time increase in net charge-offs of approximately $32 million, increasing the net charge-off rate for total credit card and domestic credit card by approximately 12 basis points and 13 basis points, respectively, for the third quarter of 2018.

(3)	Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category.

(4)
Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, REO and other foreclosed assets.

(5)	Represents foreign currency translation adjustments and the net impact of loan transfers and sales where applicable.

(6)
Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.

(7)
In the first quarter of 2019, we made a change in how revenue is measured in our Commercial Banking business by revising the allocation of tax benefits on certain tax-advantaged investments. As such, prior period results have been recast to conform with the current period presentation. The result of this measurement change reduced the previously reported total net revenue in our Commercial Banking business by $30 million in Q1 2018, $32 million in Q2 2018, $26 million in Q3 2018, and $20 million in Q4 2018, with an offsetting increase in the Other category.

(8)
Average yield on loans held for investment is calculated based on annualized interest income for the period divided by average loans held for investment during the period for the respective loan category. Annualized interest income is computed based on the effective yield of the respective loan category and does not include any allocations, such as funds transfer pricing.

(9)	Total net revenue margin is calculated based on annualized total net revenue for the period divided by average loans held for investment during the period for the respective loan category.

(10)	Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.

(11)
Percentages represent period-end loans held for investment in each credit score category. Domestic card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.

(12)
Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.

(13)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

(14)	Includes charges incurred as a result of restructuring activities.

**	Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	March 31, 2019	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018
Regulatory Capital Metrics
Common equity excluding AOCI	$49,781	$48,570	$48,154	$47,359	$46,441
Adjustments:
AOCI(2)	(660)	(1,263)	(1,877)	(1,793)	(1,599)
Goodwill, net of related deferred tax liabilities	(14,369)	(14,373)	(14,345)	(14,368)	(14,379)
Intangible assets, net of related deferred tax liabilities	(223)	(254)	(284)	(328)	(371)
Other	113	391	817	735	620
Common equity Tier 1 capital	$34,642	$33,071	$32,465	$31,605	$30,712
Tier 1 capital	$39,002	$37,431	$36,826	$35,965	$35,073
Total capital(3)	46,042	44,645	43,947	43,082	42,259
Risk-weighted assets	291,476	294,950	288,694	285,223	291,346
Adjusted average assets(4)	355,781	350,606	346,297	349,222	347,287
Capital Ratios
Common equity Tier 1 capital(5)	11.9%	11.2%	11.2%	11.1%	10.5%
Tier 1 capital(6)	13.4	12.7	12.8	12.6	12.0
Total capital(7)	15.8	15.1	15.2	15.1	14.5
Tier 1 leverage(4)	11.0	10.7	10.6	10.3	10.1
Tangible common equity (“TCE”)(8)	9.6	9.1	9.0	8.8	8.6

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2019				2018				2018
	Q1				Q4				Q1
(Dollars in millions, except per share data and as noted)	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results	Reported Results	Adj.(9)		Adjusted Results
Selected income statement data:
Net interest income	$5,791	—		$5,791	$5,820	$6		$5,826	$5,718	—		$5,718
Non-interest income	1,292	—		1,292	1,193	(64)		1,129	1,191	$2		1,193
Total net revenue	7,083	—		7,083	7,013	(58)		6,955	6,909	2		6,911
Provision for credit losses	1,693	—		1,693	1,638	—		1,638	1,674	—		1,674
Non-interest expense	3,671	$(25)		3,646	4,132	(34)		4,098	3,573	(17)		3,556
Income from continuing operations before income taxes	1,719	25		1,744	1,243	(24)		1,219	1,662	19		1,681
Income tax provision (benefit)	309	6		315	(21)	266		245	319	4		323
Income from continuing operations, net of tax	1,410	19		1,429	1,264	(290)		974	1,343	15		1,358
Income (loss) from discontinued operations, net of tax	2	—		2	(3)	—		(3)	3	—		3
Net income	1,412	19		1,431	1,261	(290)		971	1,346	15		1,361
Dividends and undistributed earnings allocated to participating securities(10)	(12)	—		(12)	(9)	2		(7)	(10)	—		(10)
Preferred stock dividends	(52)	—		(52)	(80)	—		(80)	(52)	—		(52)
Net income available to common stockholders	$1,348	$19		$1,367	$1,172	$(288)		$884	$1,284	$15		$1,299
Selected performance metrics:
Diluted EPS(10)	$2.86	$0.04		$2.90	$2.48	$(0.61)		$1.87	$2.62	$0.03		$2.65
Efficiency ratio	51.83%	(35	)bps	51.48%	58.92%	—		58.92%	51.72%	(27	)bps	51.45%
Operating efficiency ratio	44.53	(35)		44.18	47.07	(10	)bps	46.97	45.72	(26)		45.46

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of TCE, tangible assets and metrics computed using these amounts, which include tangible book value per common share, return on average tangible assets, return on average TCE and TCE ratio. We consider these metrics to be key financial performance measures that management uses in assessing capital adequacy and the level of returns generated. While our non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2019	2018	2018	2018	2018
(Dollars in millions)	Q1	Q4	Q3	Q2	Q1
Tangible Common Equity (Period-End)
Stockholders’ equity	$53,481	$51,668	$50,638	$49,926	$49,203
Goodwill and intangible assets(11)	(14,904)	(14,941)	(14,945)	(15,013)	(15,063)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$34,217	$32,367	$31,333	$30,553	$29,780
Tangible Common Equity (Average)
Stockholders’ equity	$52,720	$51,114	$50,768	$49,827	$49,031
Goodwill and intangible assets(11)	(14,932)	(14,953)	(14,982)	(15,043)	(15,092)
Noncumulative perpetual preferred stock	(4,360)	(4,360)	(4,360)	(4,360)	(4,360)
Tangible common equity	$33,428	$31,801	$31,426	$30,424	$29,579
Tangible Assets (Period-End)
Total assets	$373,191	$372,538	$362,909	$363,989	$362,857
Goodwill and intangible assets(11)	(14,904)	(14,941)	(14,945)	(15,013)	(15,063)
Tangible assets	$358,287	$357,597	$347,964	$348,976	$347,794
Tangible Assets (Average)
Total assets	$370,394	$365,243	$360,937	$363,929	$362,049
Goodwill and intangible assets(11)	(14,932)	(14,953)	(14,982)	(15,043)	(15,092)
Tangible assets	$355,462	$350,290	$345,955	$348,886	$346,957
__________

(1)	Regulatory capital metrics and capital ratios as of March 31, 2019 are preliminary and therefore subject to change.

(2)	Amounts presented are net of tax.

(3)	Total capital equals the sum of Tier 1 capital and Tier 2 capital.

(4)
Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.

(5)	Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.

(6)	Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(7)	Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.

(8)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(9)	The adjustments for the following periods consist of:

	2019	2018	2018
(Dollars in millions)	Q1	Q4	Q1
Walmart launch and related integration expenses	$25	—	—
Net gains on the sales of exited businesses	—	$(74)	—
Benefit as a result of tax methodology change on rewards costs	—	(284)	—
U.K. Payment Protection Insurance customer refund reserve build (“U.K. PPI Reserve”)	—	50	—
Restructuring charges	—	—	$19
Total	25	(308)	19
Income tax provision	6	18	4
Net income	$19	$(290)	$15

(10)
Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total.

(11)	Includes impact of related deferred taxes.